SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2020

(Exact name of registrant as specified in its charter)

GREEN VISION BIOTECHNOLOGY CORP.

Nevada	000-55210	98-1060941
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

Rooms 1804-06, 18/F., Wing On House,71 Des Voeux Road Central, Hong Kong SAR, China
(Address of registrant's principal executive offices)

+852-94929967

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Green Vision Biotechnology Corp. (the “Company”) hereby announces that it is relying the order of the Securities and Exchange Commission, Release No. 34-88318, dated March 4, 2020 for the extension of the filing deadline of its Annual Report on Form 10-K, for the year ended December 31, 2019. There was an outbreak of Coronavirus in China at the end of January, 2020. In order to avoid the risk of the virus spreading, the Chinese government required enterprises to delay the resumption of work and production, this included City lockdown, travel suspension, operation suspension, 14-days quarantine, and the work from home. The Company has major operation in Jinzhong, Shanxi and abided by the government rule to suspend operation since late January 2020. This has hindered the progress of performing audit procedures so as to express an appropriate audit opinion for the audit of the Company. Because of the government order to suspend operation, the Company’s accounting staff could not access to the physical records of the Company which cause a delay in providing the relevant information to the Company’s independent public accountant so as to perform the required audit procedures.

The delay to provide responses to auditor inquiries also effected the hardworking of the Company’s management because it took more time to collect the appropriate information, access and locate relevant documents, and re-arrange various resources. The aforementioned and the subsequent delays relating to the completion of audit procedures have caused the filing of the Form 10-K on or before April 15, 2020 to become impossible. The Company expects to file the annual report on Form 10-K on May 15, 2020.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Letter from the Company’s independent public accountant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN VISION BIOTECHNOLOGY CORP.

Dated: March 27, 2020	By:	/s/ William Ching Wan Lam
William Ching Wan Lam, Chief Executive Officer

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